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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-87557) and on Forms S-8 (No. 333-53279, 333-89563 and 333-54670) of Internet Security Systems, Inc. ("ISS") of our report dated May 18, 2001 relating to the financial statements of Network ICE Corporation, which appears in the Form 8-K of ISS dated June 8, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
June 8, 2001